EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     The undersigned executive officers of the Registrant hereby certify that this Annual Report on Form 10-KSB for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                By:/s/ John H. Stigall
                                   ----------------------------------------
                                   Name: John H. Stigall
                                   Title:  President and Chief Executive Officer



                                By:/s/ Russell M. Brooks
                                   ----------------------------------------
                                   Name: Russell M. Brooks
                                   Title: Vice President and Chief Financial
                                          Officer

Date: March 26, 2004